UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 7, 2015

MICROCHIP TECHNOLOGY INCORPORATED

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199

(Address of Principal Executive Offices, Including Zip Code)

(480) 792-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 7, 2015, Microchip Technology Incorporated (“Microchip”) and Micrel, Incorporated (“Micrel”) issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1. In addition, as noted in the press release, a conference call to discuss the Mergers will be hosted by Microchip on May 7, 2015, at 2:45 p.m. Pacific time (5:45 p.m. Eastern time).

Additional Information and Where to Find It

In connection with the Mergers, Microchip will file a Registration Statement on Form S-4 that will include a proxy statement of Micrel in connection with the acquisition transaction. Investors and security holders are urged to read this document when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. Microchip, Micrel and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Micrel in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip’s proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on July18, 2014. Additional information regarding the directors and executive officers of Micrel is also included in Micrel’s Annual Report on Form 10/A, which was filed with the SEC on April 24, 2015. These documents are available free of charge at the SEC’s web site at www.sec.gov and as described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed Mergers or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release issued by Microchip Technology Incorporated and Micrel, Incorporated, dated as of May 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microchip Technology Incorporated
Dated: May 7, 2015

	By:	/s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release issued by Microchip Technology Incorporated and Micrel, Incorporated, dated as of May 7, 2015.